LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Inflation Protected Bond Fund

Supplement Dated November 4, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, David Rogal, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information under Portfolio Managers on page 5 and 4 of the Fund’s Summary and Statutory Prospectuses, respectively:

BlackRock Portfolio Managers	Company Title	Experience with Fund
Russell Brownback	Managing Director and Portfolio Manager	Since September 2025
Harrison Segall	Director and Portfolio Manager	Since May 2024
Johan Sjogren	Managing Director and Portfolio Manager	Since February 2024

3.	The first sentence under the information under Management and Organization — BlackRock Portfolio Managers of the Fund’s Statutory Prospectuses is deleted and replaced with the following:

Russell Brownback, Harrison Segall and Johan Sjogren are responsible for the day-to-day management of the Fund’s assets.

4.	The following supplements the information under Management and Organization — BlackRock Portfolio Managers of the Fund’s Statutory Prospectus:

Russell Brownback, is a Managing Director and Portfolio Manager for BlackRock. Mr. Brownback is the lead investor for Core and Core Plus, and Inflation Linked Strategies. In addition, he is a co-lead manager of the Strategic Income Opportunities Fund and flexible global aggregate mandates, including BlackRock Strategic Global Bond Fund. Prior to joining BlackRock in 2009, Mr. Brownback was a Senior Partner with R3 Capital Partners. From 1992 to 2008, he was with Lehman Brothers, most recently as a Managing Director and proprietary trader/portfolio manager for the Global Principal Strategies team. Mr. Brownback earned a BA degree in economics from Hobart College in 1987 and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

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